                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statements Nos. 33-34374, 33-40519, 33-53806, 33-69044 and 333-23999 on Form S-8.

                                                   ARTHUR ANDERSEN LLP

San Jose, California
March 24, 1998